SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             December 17, 1999
                     (Date of earliest event reported)

                        CLASSIC COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Delaware                  1-15427                    74-2630019
    (State or Other            (Commission                 (IRS Employer
    Jurisdiction of           File Number)                Identification
    Incorporation)                                            Number)


       515 Congress Avenue, Suite 2626, Austin, TX 78701 (Address of
                  Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)




Item 5.        Other Events

REDEMPTION OF SENIOR DISCOUNT NOTES

               On January 7, 2000, the Company issued a press release announcing that notice of redemption was issued on December 17, 1999 for any and all of its outstanding 13 1/4% Senior Discount Notes due 2009, in whole, on January 17, 2000 at a Redemption Price of 113.25% of the Accreted Value of each note redeemed, plus any accrued and unpaid interest thereon to the Redemption Date, or $723.92 for each Note, in accordance with the optional redemption provisions contained in Section 5 of the Notes and
Article III of the Notes' indenture, dated as of July 28, 1998, between the Company and Bank One, N.A., as trustee. The Company will use proceeds from its recent initial public offering of common stock to redeem the Notes. A copy of the press release is attached as Exhibit 99. to this Form 8-K.


Item 7.        Exhibits

               99. Press Release, dated January 7, 2000.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CLASSIC COMMUNICATIONS, INC.


Dated: January 12, 2000                   By:  /s/ Mark Rowe
                                               ------------------------
                                          Name:  Mark Rowe
                                          Title: Corporate Controller



                               EXHIBIT INDEX


Exhibit
Number             Description

99.                Press Release, dated January 7, 2000.